SUPPLEMENT DATED DECEMBER 1, 2022
TO THE PROSPECTUS DATED SEPTEMBER 1, 2022
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus (the “September 1 Combined Prospectus”) for VanEck ETF Trust (the “Trust”) regarding VanEck CEF Muni Income ETF, VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Muni Allocation ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF (each, a “Fund”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the shares of each of VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF (each, a “Municipal Fund”, and together, the “Municipal Funds”) are no longer offered through the September 1 Combined Prospectus and all references to each Municipal Fund are hereby deleted from the September 1 Combined Prospectus. Effective immediately, the shares of each Municipal Fund are offered through the separate Municipal Funds’ Prospectus dated September 1, 2022, as revised December 1, 2022. The shares of each of VanEck CEF Muni Income ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF continue to be offered through the September 1 Combined Prospectus, as supplemented.

Please retain this supplement for future reference.